UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2011
Metalico, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32453	52-2169780

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

186 North Ave. East, Cranford, New Jersey	07016

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9610
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Michael J. Drury, Executive Vice President and Chief Operating Officer of the Company’s for PGM and Lead Operations, is speaking at the Fourth Annual Canaccord Genuity Sustainability Forum on March 2, 2011 in Park City, Utah. A copy of the visual presentation he will use in connection with his remarks is being furnished as Exhibit 99.1 to this report. Exhibit 99.1 is incorporated by reference under this Item 7.01. Such visual presentation materials also will be available on the Registrant’s website at www.metalico.com.
Item 9.01 Financial Statements and Exhibits.
99.1 March 2011 Management Presentation
The information set forth in Item 7.01 of this Current Report on Form 8-K and the exhibit listed in Item 9.01 and the exhibit index are furnished pursuant to Regulation FD and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metalico, Inc.
February 28, 2011	By:	Carlos E. Aguero
		Name:	Carlos E. Aguero
		Title:	Chairman, President and Chief Executive Officer